SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2008

Commission File Number: 0-21092

OCTuS Inc.
(Exact name of registrant as specified in its charter)

Nevada	33-0013439
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

Suite 472, APDO 0832-2745, World Trade Center, Republic of Panama,  n/a
(Address of principal executive offices) (Zip Code)

011(507) 265-1555
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

Reference is made the Report on Form 8-K filed on August 28, 2008 filed by OCTuS, Inc. (“Registrant”), a Nevada corporation with regard to a non-binding Letter of Intent ("LOI") with Nova Mobility Systems, Inc., a privately held Nevada corporation (“Nova”).  The Registrant and Nova entered into the LOI on August 26, 2008.  On September 22, 2008, the Registrant and Nova announced by means of the attached press release that they have mutually cancelled the non-binding LOI by which the Registrant was to acquire Nova. No definitive agreement was ever entered into in connection with the proposed acquisition.

On September 23, 2008, OCTuS, Inc. (“Registrant”), a Nevada corporation (the "Registrant") caused the attached press release to be published, filed hereto as exhibit 99.1.

Item 9.01 Exhibits.

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Exhibit

99.1	Press Release dated September 23, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OCTuS Inc.

Date: September 23, 2008	By:	/s/ David S. Pere
David S. Pere President, Chief Executive Officer

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